Grant No.: _____

THE KEYW HOLDING CORPORATION
2009 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

The KEYW Holding Corporation, a Maryland corporation (the “Company”), hereby grants shares of its common stock (the “Stock”), to the Grantee named below, subject to the vesting conditions set forth in the attachment.  Additional terms and conditions of the grant are set forth in this cover sheet and in the attachment (collectively, the “Agreement”) and in the Company’s 2009 Stock Incentive Plan (the “Plan”).

Grant Date:  _____________

Name of Grantee: _____________

Grantee's Identification Number:  ______________

Number of Shares of Stock Covered by Grant:  ________

Purchase Price per Share of Stock:  $____________

Vesting Schedule:

By signing this cover sheet, you agree to all of the terms and conditions described in this Agreement and in the Plan, a copy of which is also attached.  You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent  Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

Grantee:
(Signature)

Company:
(Signature)

Title:

Attachment

This is not a stock certificate or a negotiable instrument.

THE KEYW HOLDING CORPORATION
2009 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Restricted Stock/ Nontransferability
This grant is an award of Stock in the number of shares set forth on the cover sheet, at the purchase price set forth on the cover sheet, and subject to the vesting conditions described below ("Restricted Stock").  To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process.

Vesting
The Company will issue your Restricted Stock in your name as of the Grant Date.

Your right to the Stock under this Restricted Stock Agreement vests per the vesting schedule as shown on the cover sheet provided you then continue in Service.  The resulting aggregate number of vested shares of Stock will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this grant.

No additional shares of Stock will vest after your Service has terminated for any reason, provided, however, that if your Service is terminated on account of your death or Disability, any unvested shares of Stock will become fully vested.

Forfeiture of Unvested Stock
Except as provided in this Agreement, in the event that your Service terminates for any reason, you will forfeit to the Company all of the shares of Stock subject to this grant that have not yet vested.

Issuance
The issuance of the Stock under this grant shall be evidenced in such a manner as the Company, in its discretion, will deem appropriate, including, without limitation, book-entry, registration or issuance of one or more Stock certificates, with any unvested Restricted Stock bearing the appropriate restrictions imposed by this Agreement.  As your interest in the Stock vests as described above, the recordation of the number of shares of Restricted Stock attributable to you will be appropriately modified.  To the extent certificates are issued with regard to unvested Stock, such certificates will be held in escrow with the Secretary of the Company while the Stock remains unvested.

Withholding Taxes
You agree, as a condition of this grant, that you will make acceptable arrangements, as determined by the Company in its sole discretion, to pay any withholding or other taxes that may be due as a result of the payment of dividends or the vesting of Stock acquired under this grant.  In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the payment of dividends or the vesting of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Affiliate (including by repurchasing vested shares of Stock under this Agreement).

Section 83(b) Election
Under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the purchase price paid for the shares of Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time.  For this purpose, "forfeiture restrictions" include the forfeiture as to unvested Stock described above.  You may elect to be taxed at the time the shares are acquired, rather than when such shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date.  You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Grant Date.  No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date.  The form for making this election is attached as Exhibit A hereto.  Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares as of the vesting date exceeds the purchase price) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF.  YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(b) ELECTION.

Market Stand-off Agreement
In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933 (the "Securities Act"), including the Company’s initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of vested Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed 180 days in length).

Investment Representation
You hereby agree and represent, as a condition of this grant of Restricted Stock, that (i) you are acquiring the shares of Restricted Stock for investment for your own account and not with a view to, or intention of, or otherwise for resale in connection with, any distribution to any person or entity, (ii) neither the offer nor sale of the shares of Restricted Stock hereunder, or the shares of Restricted Stock themselves, have been registered under the Securities Act or registered or qualified under any applicable state securities laws and that the shares of Restricted Stock are being offered and sold to you by reason of and in reliance upon a specific exemption from the registration provisions of the Securities Act and exemptions from registration or qualification provisions of such applicable state or other jurisdiction's securities laws which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and the truth and accuracy of your representations, warranties, agreements, acknowledgments and understandings as set forth herein, (iii) no public market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the shares of Restricted Stock, (iv) you must, and are able to, bear the economic risk of your investment in the shares of Restricted Stock for an indefinite period of time and can afford a complete loss of your investment in the shares of Restricted Stock, (v) you are sophisticated in financial matters and have such knowledge and experience in financial and business matters as to be capable of evaluating the risks and benefits of your investment in the shares of Restricted Stock, (vi) your principal place of residence is in the State of ___________, (vii) you are as of the date hereof an "accredited investor" as such term is defined under Rule 501 of the Securities Act, and (viii) the Company has made available to you all documents that you have requested relating to the Company, the shares of Restricted Stock and your purchase of the shares of Restricted Stock, and you have had an opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the offering and sale of the shares of Restricted Stock pursuant to this Restricted Stock Agreement and have had full access to such other information concerning the Company and the shares of Restricted Stock as you deemed necessary or desirable.

The Company's Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any vested Stock acquired under this Agreement, or any interest in such Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Stock.  If you desire to transfer vested Stock acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.

The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares.  The Company shall have the right to purchase all, and not less than all, of the shares of Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of Stock under this Right of First Refusal, at the option of the Company, the Company may pay you the purchase price in three or fewer annual installments.  Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made.  The Company shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

The Company’s rights under this subsection shall be freely assignable, in whole or in part, shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the shares of Stock.

The Company’s Right of First Refusal shall terminate if the Stock is listed on an established national or regional stock exchange, is admitted for quotation on The Nasdaq Stock Market, Inc., or is publicly traded in an established securities market.

Repurchase Option for Vested Stock
In the event that your Service terminates for any reason, the Company shall have the option to purchase all of those shares of vested Stock that you have.  The Company will notify you of its intention to purchase such shares, and will consummate the purchase within one year (or ninety (90) days to the extent required by applicable law) of your termination of Service. If the Company exercises its option to purchase such shares, the purchase price shall be the Fair Market Value of those shares on the date the Company gives you notice of its intent to exercise its repurchase option (or in the event the Company repurchases your Stock within ninety (90) days of your termination of Service, the purchase price shall be the Fair Market Value of those shares on the date of your termination of Service).  The Company's option to repurchase vested Stock shall terminate in the event that the Stock is listed on an established national or regional stock exchange, is admitted for quotation on The Nasdaq Stock Market, Inc., or is publicly traded in an established securities market.

Retention Rights
This Agreement does not give you the right to be retained or employed by the Company (or any of its Affiliates) in any capacity.  The Company (and any Affiliates) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights
You have the right to vote the Restricted Stock and to receive any dividends declared or paid on such stock.  Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto.  The Company may in its sole discretion require any dividends paid on the Restricted Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto.  Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

Forfeiture of Rights
If you should take actions in competition with the Company, the Company shall have the right to cause a forfeiture of your unvested Restricted Stock, and with respect to those shares of Restricted Stock vesting during the period commencing twelve (12) months prior to your termination of Service with the Company due to taking actions in competition with the Company, the right to cause a forfeiture of those vested shares of Stock.

Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, stockholder, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity which competes with any business in which the Company or any of its Affiliates is engaged during your employment or other relationship with the Company or its Affiliates or at the time of your termination of Service.

Adjustments
In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan.  Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity in accordance with the terms of the Plan.

Legends
All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION'S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

Applicable Law
This Agreement will be interpreted and enforced under the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

The Plan
The text of the Plan is incorporated in this Agreement by reference.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock.  Any prior agreements, commitments or negotiations concerning this grant are superseded.

Other Agreements
You agree, as a condition of this grant of Restricted Stock, that you will execute such document(s) as necessary to become a party to any shareholder agreement or voting trust as the Company may require.

Data Privacy
In order to administer the Plan, the Company may process personal data about you.  Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.

By accepting this grant, you give explicit consent to the Company to process any such personal data.  You also give explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-U.S. resident Grantees, to the United States, to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Consent to Electronic Delivery
The Company may choose to deliver certain statutory materials relating to the Plan in electronic form.  By accepting this grant you agree that the Company may deliver the Plan prospectus and the Company’s annual report (to the extent required) to you in an electronic format.  If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies.  Please contact Kim DeChello to request paper copies of these documents.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

EXHIBIT A

ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.           The name, address and social security number of the undersigned:

Name:

Address:

Social Security No. :

2.           Description of property with respect to which the election is being made:

__________ shares of common stock, par value $.001 per share, of The KEYW Holding Corporation, a Maryland corporation, (the “Company”).

3.           The date on which the property was transferred is ___________.

4.           The taxable year to which this election relates is calendar year _____.

5.           Nature of restrictions to which the property is subject:

   The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company.  The shares of stock are subject to forfeiture under the terms of the Agreement.

6.           The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

7.           The amount paid by taxpayer for the property was $__________.

8.           A copy of this statement has been furnished to the Company.

Dated:  _____________

_____________________________________
Taxpayer’s Signature
_____________________________________
Taxpayer’s Printed Name

PROCEDURES FOR MAKING ELECTION
UNDER INTERNAL REVENUE CODE SECTION 83(b)

The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:1

1.        You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

2.        At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

3.        You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the stock is transferred to you.

1         Whether or not to make the election is your decision and may create tax consequences for you.  You are advised to consult your tax advisor if you are unsure whether or not to make the election.